For Immediate Release

Condor Hospitality Trust Reports Second Quarter 2021 Results

BETHESDA, MD, August 12, 2021 – Condor Hospitality Trust, Inc. (NYSE American: CDOR) (the “Company”) today announced results of operations for the second quarter 2021.

SECOND QUARTER 2021 FINANCIAL HIGHLIGHTS

•

Portfolio Revenue Per Available Room (RevPAR): The 15 hotels Same-Store RevPAR in the second quarter 2021 increased 161.7% to $77.22 compared to the second quarter 2020.  Same-Store Average Daily Rate (ADR) increased 22.5% to $106.62 and Same-Store occupancy increased 113.7% to 72.43% in the second quarter 2021 compared to the same period in 2020.  June 2021 RevPAR was $82.85 based on an occupancy of 75.0% and a $110.42 ADR.

•

Net Loss:  Net Loss Attributable to Common Shareholders was ($9.9) million or ($0.82) per diluted share in the second quarter 2021 compared to ($6.3) million or ($0.53) per diluted share for the same period in 2020.

•	Adjusted EBITDAre*: Adjusted EBITDAre increased in the second quarter 2021 588.5% to $6.2 million from ($1.3) million for the same period in 2020.
•

Adjusted Funds from Operations*: Adjusted Funds from Operations increased $6.9 million in the second quarter 2021 to $3.7 million or $0.25 per diluted share a 218.8% increase when compared to ($3.2) million or ($0.26) per diluted share in the same period in 2020.

•

Same-Store Hotel EBITDA*:  Same-Store Hotel EBITDA was $5.0 million in the second quarter 2021, an increase of 3,432% from the same period in 2020.  Margin grew 3,830 bps to 35.2% in the second quarter 2021 compared to (3.1%) in the same period in 2020.

MANAGEMENT COMMENTARY

Bill Blackham, Condor’s Chief Executive Officer, commented: “Condor’s investment strategy of investing in premium branded newer high-quality hotels located primarily in secondary markets in locations attractive to both leisure and business transient customers has been the driver for outstanding performance in the second quarter of 2021, similar to prior periods.  Strong leisure demand combined with the modest return of business transient demand enabled the Condor portfolio to achieve occupancy of over 72% with an ADR of almost $107 resulting in a $77 RevPAR.  Our cost savings initiatives, combined with the improving market conditions that allowed aggressive ADR pricing, resulted in significantly improved bottom line results.  Hotel EBITDA was approximately $5 million for the quarter with margins exceeding 35% and while a very good result, more importantly, while this is an extremely large improvement to the second quarter in 2020, it represents 64.3% of the 2019 second quarter Hotel EBITDA, and in June 2021 80.7% of June 2019 and compared to 39.9% margins in the second quarter of 2019.

While net income is not a widely followed metric in the REIT space, it is important to point out that the $(9.7) million net income (loss) in the quarter is as a result of a $10.2 million charge for derivative valuations linked to our $10.0 million loan with conversion rights to common stock.  On a profoma basis, if this non-cash continuously adjusting charge was eliminated, adjusted net income would be $0.5 million compared to the $(6.2) million in the same quarter in the prior year and $(0.8) million in the same period in 2019.  Additionally noteworthy is that the sequential monthly portfolio improvement that began 14 months ago in May 2020, and accelerated in the second quarter, is continuing to improve with our July 2021 portfolio occupancy of 75% with a $120 ADR and RevPAR in excess of $90.  Those metrics compare to the July 2019 occupancy of 81.6%, ADR of $117.14 and RevPAR of $95.60.

On June 21, 2021, the Company announced that its board of directors is evaluating strategic alternatives to enhance shareholder value and that a marketing process is being led by Hodges Ward Elliott.  The Company does not intend to discuss or disclose developments with respect to the process unless and until otherwise determined that further disclosure is appropriate or required by regulation or law.  No formalized timetable has been established for the completion of the strategic review.”

Condor Hospitality Trust
Selected Statistical and Financial Data
As of and for the six months ended June 30,
(in thousands except statistical and per share amounts)

	(Unaudited)			(Unaudited)
	Three months ended June 30,			Six months ended June 30,
	2021	2020	2019	2021	2020	2019
Net Loss	$(9,704)	$(6,198)	$(1,270)	$(11,891)	$(9,223)	$(1,255)
Diluted Earnings (Loss) per Share	$(0.82)	$(0.53)	$(0.12)	$(1.02)	$(0.80)	$(0.13)
Adjusted EBITDAre*	$6,194	$(1,268)	$6,277	$7,040	$1,457	$12,389
Hotel EBITDA - Same-Store*	$4,965	$(149)	$7,727	$6,961	$3,918	$15,517
Hotel EBITDA Margin - Same-Store*	35.2%	-3.1%	39.9%	29.3%	20.0%	39.9%
Adjusted FFO*	$3,743	$(3,151)	$3,384	$2,417	$(2,102)	$6,873
Adjusted FFO per Diluted Share*	$0.25	$(0.26)	$0.28	$0.19	$(0.18)	$0.57
Same-Store RevPAR*	$77.22	$29.50	$104.63	$65.26	$56.18	$105.47
Same-Store Occupancy*	72.43%	33.89%	82.64%	65.98%	49.94%	81.24%
Same-Store ADR*	$106.62	$87.05	$126.62	$98.91	$112.49	$129.83

The following table summarizes key hotel statistics during the second quarter of 2021 compared to the second quarter of 2020 and 2019:

	April 2021	May 2021	June 2021	Three Months ended June 30, 2021	April 2020	May 2020	June 2020	Three Months ended June 30, 2020	April 2019	May 2019	June 2019	Three Months ended June 30, 2019
Same-Store ADR*	$104.27	$105.02	$110.42	$106.62	$87.78	$84.35	$88.80	$87.05	$131.76	$123.19	$124.84	$126.62
Same-Store Occupancy*	70.80%	71.49%	75.02%	72.43%	17.75%	35.55%	48.76%	33.89%	83.81%	81.39%	82.76%	82.64%
Same-Store RevPAR*	$73.82	$75.08	$82.85	$77.22	$15.58	$29.99	$43.30	$29.50	$110.43	$100.27	$103.35	$104.63
Hotel EBITDA – Same-Store*	$1,397	$1,610	$1,958	$4,965	$(601)	$14	$438	$(149)	$2,834	$2,467	$2,426	$7,727
Hotel EBITDA Margin – Same-Store*	31.4%	34.5%	39.2%	35.2%	-72.8%	0.8%	19.2%	-3.1%	42.1%	39.0%	38.5%	39.9%

*Please see the Reg. G reconciliation tables at the end of this release. Financial data presented above includes results from prior to our 100% ownership of Atlanta Aloft.

OPERATIONS UPDATE

•

All Hotels Open:  All of Condor’s hotels remain open with expanded and repetitive health and sanitation measures in place.  The Company in 2020 had closed 2 of its hotels in April but resumed full operations in July 2020.

•

Enhanced Asset Management Efforts:  The Company working together with its third-party management companies has expanded sales efforts to capture demand related to medical, hospital and university services and for the numerous disaster recovery and infrastructure improvement and reconstruction projects that create demand in our hotel markets.  We continue to aggressively pursue leisure, government, athletic and local and regional business related to travel in our hotel markets.  Since March 2020, the Company, working with our third-party management companies, have implemented cost elimination/cost reduction initiatives at our hotels through a variety of measures involving labor, services, amenities, contracts, and taxes.  As a result of these initiatives, Hotel EBITDA has been positive generally increasing each month from May 2020 through the end of June 2021 and our hotel EBITDA margins have generally improved each month from negative in April 2020 to 39.2% in June 2021.

	May 2020	June 2020	July 2020	August 2020	September 2020	October 2020	November 2020	December 2020	January 2021	February 2021	March 2021	April 2021	May 2021	June 2021
Hotel EBITDA	$14	$438	$385	$772	$405	$701	$180	$164	$299	$532	$1,165	$1,397	$1,610	$1,958
Hotel EBITDA Margin	0.8%	19.2%	13.8%	25.2%	13.5%	21.8%	7.0%	6.5%	11.0%	18.9%	28.4%	31.4%	34.5%	39.2%

CASH FLOW BEFORE CAPITAL EXPENDITURES

The Company’s results from hotel operations significantly exceeded the amount required to cover debt service costs for the second quarter of 2021 and resulted in positive cash flow of 1.4 million.

(in thousands)	Three months ended June 30, 2021	One month ended June 30, 2021
Hotel EBITDA	$4,965	$1,958
Less: recurring general and administrative expense, excluding stock compensation expense	(1,039)	(351)
Less: unallocated hotel and property operations expense	(89)	(37)
Adjusted Corporate EBITDA	$3,837	$1,570
Less: debt service costs	(2,479)	(920)
Cash flow	$1,358	$650

CORPORATE LOAN FACILITY

On November 19, 2020 the Company amended the credit agreement for its $130 million revolving credit facility.  The key modifications and enhancements include:

•	Loan maturity was extended to January 2, 2023
•	Financial covenant compliance was suspended until September 30, 2021
•	Debt yield and leverage ratio covenants were eliminated and replaced with a borrowing base debt service coverage ratio
•

The debt service and fixed charge covenants, when applicable on September 30, 2021, were eased from 1.5X to 1.0X and ramp up to 1.5X on September 30, 2022.  Importantly, beginning with the September 30, 2021 calculations, quarterly figures are annualized until the quarter ending June 30, 2022 which will use the trailing 12 months figures

•	Borrowing availability was increased to $13.4 million
•	Dividends suspension was modified to allow the payment of common and preferred dividends when defined financial conditions are achieved.

BALANCE SHEET AND CAPITAL MARKETS ACTIVITY

As of June 30, 2021, the Company had cash and cash equivalents (including restricted cash) of $11.8 million and available revolver borrowing capacity of $8.3 million.  As of June 30, 2021, the Company had total outstanding long-term debt of $169.2 million associated with assets held for use with a weighted average maturity of 1.6 years and a weighted average interest rate of 4.34%.

CAPITAL INVESTMENTS

The Company invested $0.2 million in capital improvements throughout the portfolio in the three months ended June 30, 2021 to upgrade its properties and maintain brand standards.

OUTLOOK AND GUIDANCE

The Company has suspended guidance until further notice.

DIVIDENDS

On November 19, 2020, the Company amended its credit facility to permit payment of cash dividends to common and preferred shareholder when defined financial conditions are achieved.  The Company has not currently met the financial conditions permitting payment of cash dividends.

EARNINGS CALL

The Company will not be conducting a second quarter earnings conference call.

About Condor Hospitality Trust, Inc.

Condor Hospitality Trust, Inc. (NYSE American: CDOR) is a self-administered real estate investment trust that specializes in the investment and ownership of upper midscale and upscale, premium-branded, select-service, extended-stay, and limited-service hotels in the top 100 Metropolitan Statistical Areas (“MSAs”) with a particular focus on the top 20 to 60 MSAs. The Company currently owns 15 hotels in 8 states.  Condor’s hotels are franchised by a number of the industry’s most well-regarded brand families including Hilton, Marriott, and InterContinental Hotels.

Forward-Looking Statement

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “intend”, “anticipate”, “estimate”, “believe”, “continue”, “project”, “plan”, the negative version of these words or other similar expressions.  Readers are cautioned not to place undue reliance on any such forward-looking statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  They are not guarantees of future performance and involve risks and uncertainties that are difficult to control or predict.  Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in economic conditions generally and the real estate market specifically, legislative/regulatory changes (including changes to laws governing the taxation of real estate investment trusts), availability of capital, risks associated with debt financing, interest rates, competition, supply and demand for hotel rooms in our current and proposed market areas, policies and guidelines applicable to real estate investment trusts, risks related to uncertainty and disruption in global economic markets as a result of COVID-19 (commonly referred to as the coronavirus), and other risks and uncertainties described herein, and in our filings with the Securities and Exchange Commission (“SEC”) from time to time.  These risks and uncertainties should be considered in evaluating any forward-looking statements.

The forward-looking statements represent Condor’s views as of the date on which such statements were made.  Condor anticipates that subsequent events and developments may cause those views to change.  These forward-looking statements should not be relied upon as representing Condor’s views as of any date subsequent to the date hereof.  Condor expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional factors that may affect the Company’s business or financial results are described in the risk factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

SELECTED FINANCIAL DATA:

Condor Hospitality Trust, Inc. and Subsidiaries

Consolidated Balance Sheets

 (In thousands, except share and per share data)

	As of
	June 30, 2021 (unaudited)	December 31, 2020

Assets
Investment in hotel properties, net	$261,036	$265,831
Cash and cash equivalents	6,419	3,686
Restricted cash, property escrows	5,342	3,794
Accounts receivable, net	1,175	652
Prepaid expenses and other assets	1,765	1,230
Total Assets	$275,737	$275,193

Liabilities and Equity

Liabilities
Accounts payable, accrued expenses, and other liabilities	$8,096	$5,372
Dividends and distributions payable	1,091	762
Land option liability	8,497	8,497
Derivative liabilities, at fair value	632	880
Convertible debt, at fair value	25,369	16,875
Long-term debt, net of deferred financing costs	167,795	166,526
Total Liabilities	211,480	198,912

Equity
Shareholders' Equity
Preferred stock, 40,000,000 shares authorized:
6.25% Series E, 925,000 shares authorized, $.01 par value, 925,000 shares outstanding, liquidation preference of $10,341 and $10,012	10,050	10,050
Common stock, $.01 par value, 200,000,000 shares authorized; 12,026,108 and 12,014,743 shares outstanding	120	120
Additional paid-in capital	233,529	233,332
Accumulated deficit	(179,480)	(167,263)
Total Shareholders' Equity	64,219	76,239
Noncontrolling interest in consolidated partnership (Condor Hospitality Limited Partnership), redemption value of $26 and $17	38	42
Total Equity	64,257	76,281

Total Liabilities and Equity	$275,737	$275,193

Condor Hospitality Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

	Three months ended June 30,			Six months ended June 30,
	2021	2020	2019	2021	2020	2019
Revenue
Room rentals and other hotel services	$14,108	$4,811	$16,177	$23,752	$18,038	$32,080
Operating Expenses
Hotel and property operations	9,232	5,089	9,755	16,911	14,904	19,548
Depreciation and amortization	2,648	2,777	2,394	5,291	5,487	4,756
General and administrative	1,151	1,014	1,572	2,411	2,207	3,235
Acquisition and terminated transactions	-	-	7	-	-	14
Strategic alternatives, net	383	80	834	423	224	834
Total operating expenses	13,414	8,960	14,562	25,036	22,822	28,387
Operating income (loss)	694	(4,149)	1,615	(1,284)	(4,784)	3,693
Net loss on disposition of assets	(10)	(1)	(16)	(13)	(10)	23
Equity in earnings of joint venture	-	-	166	-	80	679
Net gain (loss) on derivatives and convertible debt	(10,234)	19	(456)	(8,246)	(740)	(693)
Other income (expense), net	2,357	(58)	(24)	2,399	(86)	(53)
Interest expense	(2,484)	(2,070)	(2,094)	(4,693)	(4,050)	(4,257)
Loss before income taxes	(9,677)	(6,259)	(809)	(11,837)	(9,590)	(608)
Income tax benefit (expense)	(27)	61	(461)	(54)	367	(647)
Net loss	(9,704)	(6,198)	(1,270)	(11,891)	(9,223)	(1,255)
Loss attributable to noncontrolling interest	4	2	6	4	3	7
Net loss attributable to controlling interests	(9,700)	(6,196)	(1,264)	(11,887)	(9,220)	(1,248)
Dividends undeclared on preferred stock	(166)	(144)	(144)	(329)	(289)	(289)
Net loss attributable to common shareholders	$(9,866)	$(6,340)	$(1,408)	$(12,216)	$(9,509)	$(1,537)

Earnings (Loss) per Share
Total - Basic Earnings (Loss) per Share	$(0.82)	$(0.53)	$(0.12)	$(1.02)	$(0.80)	$(0.13)
Total - Diluted Earnings (Loss) per Share	$(0.82)	$(0.53)	$(0.12)	$(1.02)	$(0.80)	$(0.13)

Reconciliation of Non-GAAP Financial Measures (Unaudited)

Non-GAAP financial measures are measures of our historical financial performance that are different from measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  We report Funds from Operations (“FFO”), Adjusted FFO (“AFFO”), Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), EBITDA for real estate (“EBITDAre”), Adjusted EBITDAre, and Hotel EBITDA as non-GAAP measures that we believe are useful to investors as key measures of our operating results and which management uses to facilitate a periodic evaluation of our operating results relative to those of our peers.  Our non-GAAP measures should not be considered as an alternative to U.S. GAAP net earnings as an indication of financial performance or to U.S. GAAP cash flows from operating activities as a measure of liquidity.  Additionally, these measures are not indicative of funds available to fund cash needs or our ability to make cash distributions as they have not been adjusted to consider cash requirements for capital expenditures, property acquisitions, debt service obligations, or other commitments.

FFO and AFFO

The following table reconciles net loss to FFO and AFFO for the three and six months ended June 30, 2021 and 2020. (in thousands). All amounts presented include our portion of the results of our unconsolidated Atlanta JV.

	Three months ended June 30,			Six months ended June 30,
Reconciliation of Net loss to FFO and AFFO	2021	2020	2019	2021	2020	2019
Net loss	$(9,704)	$(6,198)	$(1,270)	$(11,891)	$(9,223)	$(1,255)
Depreciation and amortization expense	2,648	2,777	2,394	5,291	5,487	4,756
Depreciation and amortization expense from JV	-	-	299	-	145	596
Net loss on disposition of assets	10	1	16	13	10	(23)
FFO	(7,046)	(3,420)	1,439	(6,587)	(3,581)	4,074
Dividends undeclared on preferred stock	(166)	(144)	(144)	(329)	(289)	(289)
FFO attributable to common shares and common units	(7,212)	(3,564)	1,295	(6,916)	(3,870)	3,785
Net (gain) loss on derivatives and convertible debt	10,234	(19)	456	8,246	740	693
Net loss on derivatives from JV	-	-	-	-	-	1
Acquisition and terminated transactions expense	-	-	7	-	-	14
Strategic alternatives, net	383	80	834	423	224	834
Stock-based compensation expense	112	82	424	211	166	760
Amortization of deferred financing fees	226	270	322	453	545	695
Amortization of deferred financing fees from JV	-	-	46	-	93	91
AFFO attributable to common shares and common units	$3,743	$(3,151)	$3,384	$2,417	$(2,102)	$6,873

FFO attributable to common shares and common units - Basic and Diluted	$(7,212)	$(3,564)	$1,295	$(6,916)	$(3,870)	$3,785
Preferred dividends and fair value adjustments	-	-	-	-	-	180
FFO attributable to common shares and common units - Diluted	$(7,212)	$(3,564)	$1,295	$(6,916)	$(3,870)	$3,965

FFO per common share and common unit - Basic	$(0.60)	$(0.30)	$0.11	$(0.58)	$(0.32)	$0.32
FFO per common share and common unit - Diluted	$(0.60)	$(0.30)	$0.11	$(0.58)	$(0.32)	$0.32

Weighted average common shares and common units - Basic FFO	12,007,954	11,965,998	11,905,973	12,002,290	11,960,813	11,892,782
Weighted average common shares and common units - Diluted FFO	12,007,954	11,965,998	11,922,198	12,002,290	11,960,813	12,587,456

AFFO attributable to common shares and common units - Basic	$3,743	$(3,151)	$3,384	$2,417	$(2,102)	$6,873
2020 Note interest	247	-	-	621	-	-
2016 Note interest	17	-	16	-	-	32
Series E Preferred Stock dividends	166	-	144	-	-	289
AFFO attributable to common shares and common units - Diluted	$4,173	$(3,151)	$3,544	$3,038	$(2,102)	$7,194

AFFO per common share and common unit - Basic	$0.31	$(0.26)	$0.28	$0.20	$(0.18)	$0.58
AFFO per common share and common unit - Diluted	$0.25	$(0.26)	$0.28	$0.19	$(0.18)	$0.57

Weighted average common shares and common units - Basic AFFO	12,007,954	11,965,998	11,905,973	12,002,290	11,960,813	11,892,782

Weighted average common shares and common units - Diluted AFFO	32,923,721	11,965,998	12,687,578	16,055,818	11,960,816	12,684,725

We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net earnings or loss computed in accordance with GAAP, excluding gains or losses from sales of real estate assets, impairment, and the depreciation and amortization of real estate assets.  FFO is calculated both for the Company in total and as FFO attributable to common shares and common units, which is FFO reduced by preferred stock dividends.  AFFO is FFO attributable to common shares and common units adjusted to exclude items we do not believe are representative of the results from our core operations, including non-cash gains or losses on derivatives and convertible debt, stock-based compensation expense, amortization of certain fees, losses on debt extinguishment, and in-kind dividends above stated rates, and cash charges for acquisition and equity transaction and strategic alternatives costs. All REITs do not calculate FFO and AFFO in the same manner; therefore, our calculation may not be the same as the calculation of FFO and AFFO for similar REITs.

We consider FFO to be a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a meaningful indication of our performance.  We believe that AFFO provides useful supplemental information to investors regarding our ongoing operating performance that, when considered with net income and FFO, is beneficial to an investor’s understanding of our operating performance. We present FFO and AFFO per common share and common unit because our common units are redeemable for common shares.  We believe it is meaningful for the investor to understand FFO and AFFO applicable to common shares and common units.

EBITDA, EBITDAre, Adjusted EBITDAre, Hotel EBITDA and Hotel EBITDA Proforma

The following table reconciles net loss to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA for the three and six months ended June 30, 2021 and 2020 (in thousands). All amounts present our portion of the results of our unconsolidated Atlanta JV.

	Three months ended June 30,			Six months ended June 30,
Reconciliation of Net loss to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA	2021	2020	2019	2021	2020	2019
Net loss	$(9,704)	$(6,198)	$(1,270)	$(11,891)	$(9,223)	$(1,255)
Interest expense	2,484	2,070	2,094	4,693	4,050	4,257
Interest expense from JV	-	-	562	-	225	1,109
Income tax expense (benefit)	27	(61)	461	54	(367)	647
Depreciation and amortization expense	2,648	2,777	2,394	5,291	5,487	4,756
Depreciation and amortization expense from JV	-	-	299	-	145	596
EBITDA	(4,545)	(1,412)	4,540	(1,853)	317	10,110
Net loss on disposition of assets	10	1	16	13	10	(23)
EBITDAre	(4,535)	(1,411)	4,556	(1,840)	327	10,087
Net loss (gain) on derivatives and convertible debt	10,234	(19)	456	8,246	740	693
Net loss on derivative from JV	-	-	-	-	-	1
Stock-based compensation expense	112	82	424	211	166	760
Acquisition and terminated transactions expense	-	-	7	-	-	14
Strategic alternatives, net	383	80	834	423	224	834
Adjusted EBITDAre	6,194	(1,268)	6,277	7,040	1,457	12,389
General and administrative expense, excluding stock compensation expense	1,039	932	1,148	2,200	2,041	2,475
Other (income) expense, net	(2,357)	58	24	(2,399)	86	53
Unallocated hotel and property operations expense	89	129	22	120	223	67
Hotel EBITDA	$4,965	$(149)	$7,471	$6,961	$3,807	$14,984

Revenue	$14,108	$4,811	$16,177	$23,752	$18,038	$32,080
JV revenue	-	-	2,546	-	1,218	5,646
Condor and JV revenue	$14,108	$4,811	$18,723	$23,752	$19,256	$37,726
Hotel EBITDA as a percentage of revenue	35.2%	-3.1%	39.9%	29.3%	19.8%	39.7%

We calculate EBITDA, EBITDAre, and Adjusted EBITDAre by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges which are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods.

In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense.  NAREIT adopted EBITDAre in order to promote an industry-wide measure of REIT operating performance.  We adjust EBITDA by adding back net gain/loss on disposition of assets and impairment charges to calculate EBITDAre.  To calculate Adjusted EBITDAre, we adjust EBITDAre to add back acquisition and terminated transactions expense and equity transactions and strategic alternatives expense, which are cash charges. We also add back stock –based compensation expense and gain/loss on derivatives and convertible debt, which are non-cash charges.  EBITDA, EBITDAre, and Adjusted EBITDAre, as presented, may not be comparable to similarly titled measures of other companies.

We believe EBITDA, EBITDAre, and Adjusted EBITDAre to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations.

The Company further excludes general and administrative expenses, other non-operating income or expense, and certain hotel and property operations expenses that are not allocated to individual properties in assessing hotel performance (primarily certain general liability and other insurance costs, land lease costs, and office and banking fees) from Adjusted EBITDAre to calculate Hotel EBITDA.  Hotel EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

Hotel EBITDA is intended to isolate property level operational performance over which the Company’s hotel operators have direct control.  We believe Hotel EBITDA is helpful to investors as it better communicates the comparability of our hotels’ operating results for all of the Company’s hotel properties and is used by management to measure the performance of the Company’s hotels and the effectiveness of the operators of the hotels.

Same-Store Revenue and Hotel EBITDA

The following tables present our same-store revenue, Hotel EBITDA, and Hotel EBITDA margin broken down by property type for the  three and six months ended June 30, 2021 and 2020 (in thousands) and reconcile these same-store measures to total revenue and Hotel EBITDA as presented above.  Same-store results include all our hotels owned at December 31, 2020.  Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors. All amounts presented include our portion of the results of our unconsolidated Atlanta Aloft JV.  Results for periods prior to the Company’s ownership have not been included in the Company’s actual consolidated financial statements and are included here only for comparison purposes.

	Revenue - Reconciliation of Actual to Same-Store
	Three months ended June 30,			Six months ended June 30,
	2021	2020	2019	2021	2020	2019
Condor and JV Revenue - Actual	$14,108	$4,811	$18,723	$23,752	$19,256	$37,726
Revenue earned on properties disposed of prior to June 30, 2021 during the period of ownership	-	-	-	-	-	(272)
Revenue earned related to joint venture interest in the Atlanta JV prior to acquisition of this interest on February 14, 2020	-	-	637	-	304	1,412
Total Revenue - Same-Store	$14,108	$4,811	$19,360	$23,752	$19,560	$38,866

	Hotel EBITDA - Reconciliation of Actual to Same-Store
	Three months ended June 30,			Six months ended June 30,
	2021	2020	2020	2021	2020	2020
Condor and JV Hotel EBITDA - Actual	$4,965	$(149)	$7,471	$6,961	$3,807	$14,984
Hotel EBITDA earned on properties disposed of prior to June 30, 2021 during the period of ownership	-	-	-	-	-	(63)
Hotel EBITDA earned related to joint venture interest in the Atlanta JV prior to acquisition of this interest on February 14, 2020	-	-	256	-	111	596
Total Hotel EBITDA - Same-Store	$4,965	$(149)	$7,727	$6,961	$3,918	$15,517

	Hotel EBITDA Margin Same-Store
	Three months ended June 30,			Six months ended June 30,
	2021	2020	2019	2021	2020	2019
Total Hotel EBITDA Margin	35.2%	-3.1%	39.9%	29.3%	20.0%	39.9%

The following tables present our monthly results presented reconciling net income (loss) to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA, as well as Hotel EBITDA Same-Store and Hotel EBITDA Same-Store margins.

Reconciliation of Net loss to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA	Month ending July 31, 2020	Month ending Aug 31, 2020	Month ending Sept 30, 2020	Month ending Oct 31, 2020	Month ending Nov 30, 2020	Month ending Dec 31, 2020	Month ending January 30, 2021	Month ending February 28, 2021	Month ending March 31, 2021	Month ending April 30, 2021	Month ending May 31, 2021	Month ending June 30, 2021
Net income (loss)	$(1,670)	$(1,816)	$(1,321)	$4,365	$(1,826)	$(7,578)	$(1,662)	$(1,529)	$1,004	$(451)	$(361)	$(8,892)
Interest expense	707	708	688	743	794	791	755	693	761	764	797	923
Income tax expense (benefit)	9	9	9	9	9	(53)	9	9	9	9	9	9
Depreciation and amortization expense	926	926	927	903	904	882	880	881	882	881	883	884
EBITDA	$(28)	$(173)	$303	$6,020	$(119)	$(5,958)	$(18)	$54	$2,656	$1,203	$1,328	$(7,076)
Net loss (gain) on disposition of assets	-	1	1	1	2	2	1	2	-	3	5	2
EBITDAre	$(28)	$(172)	$304	$6,021	$(117)	$(5,956)	$(17)	$56	$2,656	$1,206	$1,333	$(7,074)
Net loss (gain) on derivatives and convertible debt	(3)	(3)	(126)	(3)	(3)	5,728	-	-	(1,988)	(4)	(4)	10,242
Stock-based compensation expense	10	23	37	(123)	17	43	17	17	65	25	34	53
Strategic alternatives, net	40	494	602	(5,577)	-	11	-	-	40	196	119	68
Adjusted EBITDAre	$19	$342	$817	$318	$(103)	$(174)	$-	$73	$773	$1,423	$1,482	$3,289
General and administrative expense, excluding stock compensation expense	337	405	81	324	318	326	278	456	427	346	341	352
Other expense (income), net	2	1	(499)	34	(61)	2	(2)	(1)	(39)	(394)	(242)	(1,721)
Unallocated hotel and property operations expense	27	24	6	25	26	10	23	4	4	22	29	38
Hotel EBITDA - Same-Store	$385	$772	$405	$701	$180	$164	$299	$532	$1,165	$1,397	$1,610	$1,958

Revenue	$2,782	$3,058	$3,001	$3,215	$2,560	$2,534	$2,729	$2,817	$4,098	$4,451	$4,664	$4,993
JV Revenue	-	-	-	-	-	-	-	-	-	-	-	-
Condor and JV Revenue	2,782	3,058	3,001	3,215	2,560	2,534	2,729	2,817	4,098	4,451	4,664	4,993
Revenue earned on properties owned at December 31, 2020 prior to ownership	-	-	-	-	-	-	-	-	-	-	-	-
Total Revenue - Same-Store	$2,782	$3,058	$3,001	$3,215	$2,560	$2,534	$2,729	$2,817	$4,098	$4,451	$4,664	$4,993
Hotel EBITDA - Same-Store as a percentage of revenue	13.8%	25.2%	13.5%	21.8%	7.0%	6.5%	11.0%	18.9%	28.4%	31.4%	34.5%	39.2%

Reconciliation of Net income (loss) to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA	Month ending April 30, 2020	Month ending May 31, 2020	Month ending June 30, 2020
Net income (loss)	$(2,628)	$(1,999)	$(1,571)
Interest expense	696	698	676
Interest expense from JV	-	-	-
Income tax expense (benefit)	9	9	(79)
Depreciation and amortization expense	925	926	926
Depreciation and amortization expense from JV	-	-	-
EBITDA	$(998)	$(366)	$(48)
Net loss on disposition of assets	1	-	-
EBITDAre	$(997)	$(366)	$(48)
Net loss on derivatives and convertible debt	(1)	-	(18)
Stock-based compensation expense	18	18	46
Strategic alternatives, net	11	17	52
Adjusted EBITDAre	$(969)	$(331)	$32
General and administrative expense, excluding stock compensation expense	343	313	276
Other expense, net	2	(2)	58
Unallocated hotel and property operations expense	23	34	72
Hotel EBITDA	$(601)	$14	$438

Revenue	$825	$1,706	$2,280
JV Revenue	-	-	-
Condor and JV Revenue	825	1,706	2,280
Revenue earned on properties owned at December 31, 2020 prior to ownership	-		-
Total Revenue - Same-Store	$825	$1,706	$2,280
Hotel EBITDA - Same-Store as a percentage of revenue	-72.8%	0.8%	19.2%

Reconciliation of Net loss to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA	Month ending April 30, 2019	Month ending May 31, 2019	Month ending June 30, 2019
Net income (loss)	$347	$(163)	$(1,454)
Interest expense	715	699	680
Interest expense from JV	262	182	118
Income tax expense (benefit)	12	5	444
Depreciation and amortization expense	796	799	799
Depreciation and amortization expense from JV	100	99	100
EBITDA	$2,232	$1,621	$687
Net loss (gain) on disposition of assets	5	4	7

EBITDAre	$2,237	$1,625	$694
Net loss (gain) on derivatives and convertible debt	-	-	456
Stock-based compensation expense	142	141	141
Acquisition and terminated transactions expense	7	-	-
Strategic alternatives, net	-	-	834
Adjusted EBITDAre	$2,386	$1,766	$2,125
General and administrative expense, excluding stock compensation expense	312	603	233
Other expense (income), net	10	5	9
Unallocated hotel and property operations expense	36	23	(37)
Hotel EBITDA	$2,744	$2,397	$2,330

Hotel EBITDA earned on properties owned at December 31, 2020 prior to ownership	90	70	96
Hotel EBITDA - Same-Store	$2,834	$2,467	$2,426

Revenue	$5,664	$5,331	$5,182
JV Revenue	849	800	897
Condor and JV Revenue	6,513	6,131	6,079
Revenue earned on properties owned at December 31, 2020 prior to ownership	212	201	224
Total Revenue - Same-Store	$6,725	$6,332	$6,303
Hotel EBITDA - Same-Store as a percentage of revenue	42.1%	39.0%	38.5%

	Three months ended June 30,
	2021	2020	2019
Net loss	$(9,704)	$(6,198)	$(1,270)
Less: Net gain (loss) on derivatives and convertible debt	(10,234)	19	(456)
Proforma Net gain (loss) excluding net gain (loss) on derivatives and convertible debt	$530	$(6,217)	$(814)

Condor Hospitality Trust, Inc. Operating Statistics

The following tables present our same-store occupancy, ADR, and RevPAR for all our hotels owned at December 31, 2020.  Same-store occupancy, ADR, and RevPAR reflect the performance of hotels during the entire period, regardless of our ownership during the period presented.  Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors.  The performance metrics for the hotel acquired through our Atlanta JV, also presented below, reflect 100% of the operating results of the property, including our interest and the interest of our partner.

	Three months ended June 30,
	2021			2020			2019
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Solomons Hilton Garden Inn	60.59%	$108.12	$65.51	2.00%	$69.50	$1.39	79.63%	$122.54	$97.58
Atlanta Hotel Indigo	56.45%	$95.50	$53.91	39.91%	$83.55	$33.34	80.41%	$103.57	$83.29
Jacksonville Courtyard by Marriott	70.66%	$113.07	$79.90	42.40%	$85.17	$36.11	77.59%	$121.99	$94.65
San Antonio SpringHill Suites	67.11%	$114.68	$76.96	17.13%	$74.68	$12.79	83.09%	$131.15	$108.97
Leawood Aloft	56.50%	$97.24	$54.94	3.37%	$74.45	$2.51	76.59%	$136.63	$104.65
Lexington Home2 Suites	74.83%	$109.35	$81.82	31.27%	$86.81	$27.15	82.94%	$126.55	$104.96
Round Rock Home2 Suites	77.64%	$93.40	$72.51	34.45%	$69.47	$23.93	85.09%	$119.48	$101.66
Tallahassee Home2 Suites	77.33%	$113.19	$87.53	39.94%	$94.07	$37.57	92.61%	$121.54	$112.55
South Haven Home2 Suites	92.88%	$115.36	$107.15	43.45%	$88.53	$38.47	93.94%	$122.93	$115.48
Lake Mary Hampton Inn & Suites	68.98%	$111.46	$76.89	21.67%	$94.70	$20.52	79.95%	$131.65	$105.25
Austin Residence Inn	87.90%	$97.01	$85.28	54.84%	$97.94	$53.72	87.66%	$136.99	$120.09
El Paso Fairfield Inn	90.64%	$102.28	$92.71	25.66%	$83.76	$21.50	84.89%	$104.95	$89.09
Austin TownePlace Suites	94.82%	$91.40	$86.67	35.39%	$82.04	$29.03	76.86%	$115.84	$89.03
Summerville Home2 Suites	96.04%	$113.56	$109.07	51.94%	$94.47	$49.07	85.28%	$138.39	$118.02
Atlanta Aloft	51.37%	$120.93	$62.12	22.77%	$81.78	$18.62	79.81%	$146.54	$116.95
Total Same-Store Portfolio	72.43%	$106.62	$77.22	33.89%	$87.05	$29.50	82.64%	$126.62	$104.63

	Six months ended June 30,
	2021			2020			2019
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Solomons Hilton Garden Inn	57.72%	$101.04	$58.32	58.50%	$123.06	$71.99	76.34%	$124.37	$94.95
Atlanta Hotel Indigo	53.07%	$89.61	$47.56	53.69%	$95.35	$51.19	77.42%	$110.78	$85.76
Jacksonville Courtyard by Marriott	69.97%	$99.18	$69.39	56.30%	$107.67	$60.62	79.06%	$123.47	$97.61
San Antonio SpringHill Suites	55.92%	$103.74	$58.01	39.58%	$119.70	$47.38	83.40%	$135.42	$112.95
Leawood Aloft	46.08%	$89.66	$41.32	47.63%	$123.11	$58.64	69.03%	$133.38	$92.08
Lexington Home2 Suites	69.08%	$96.78	$66.85	45.79%	$97.02	$44.42	78.09%	$115.40	$90.11
Round Rock Home2 Suites	72.18%	$84.50	$60.99	46.96%	$94.54	$44.40	84.59%	$119.77	$101.31
Tallahassee Home2 Suites	78.56%	$107.40	$84.38	54.13%	$120.50	$65.23	93.76%	$127.77	$119.79
South Haven Home2 Suites	89.63%	$105.04	$94.14	59.70%	$103.23	$61.63	91.37%	$117.42	$107.28
Lake Mary Hampton Inn & Suites	68.03%	$107.87	$73.38	45.23%	$136.66	$61.81	84.36%	$143.96	$121.45
Austin Residence Inn	79.63%	$89.67	$71.40	61.74%	$115.30	$71.18	84.17%	$140.11	$117.93
El Paso Fairfield Inn	78.52%	$90.84	$71.32	49.94%	$102.84	$51.36	84.69%	$104.72	$88.69
Austin TownePlace Suites	82.83%	$86.18	$71.39	48.66%	$98.91	$48.13	74.43%	$114.93	$85.54
Summerville Home2 Suites	78.91%	$108.26	$85.43	59.60%	$108.69	$64.78	83.52%	$131.56	$109.88
Atlanta Aloft	45.13%	$116.55	$52.60	39.08%	$133.19	$52.05	79.98%	$163.51	$130.78
Total Same-Store Portfolio	65.98%	$98.91	$65.26	49.94%	$112.49	$56.18	81.24%	$129.83	$105.47

Condor Hospitality Trust, Inc.
Property List | As of June 30, 2021

New Investment Platform | Acquired from January 1, 2012 - June 30, 2021
	Hotel Name	City	State	Rooms	Acquisition Date	Purchase Price (in millions)
1	Hilton Garden Inn	Dowell/Solomons	MD	100	05/25/2012	$11.5
2	SpringHill Suites	San Antonio	TX	116	10/01/2015	$17.5
3	Courtyard by Marriott	Jacksonville	FL	120	10/02/2015	$14.0
4	Hotel Indigo	College Park	GA	142	10/02/2015	$11.0
5	Aloft[1]	Atlanta	GA	254	08/22/2016	$43.6
6	Aloft	Leawood	KS	156	12/14/2016	$22.5
7	Home2 Suites	Lexington	KY	103	03/24/2017	$16.5
8	Home2 Suites	Round Rock	TX	91	03/24/2017	$16.8
9	Home2 Suites	Tallahassee	FL	132	03/24/2017	$21.5
10	Home2 Suites	Southaven	MS	105	04/14/2017	$19.0
11	Hampton Inn & Suites	Lake Mary	FL	130	06/19/2017	$19.3
12	Fairfield Inn & Suites	El Paso	TX	124	08/31/2017	$16.4
13	Residence Inn	Austin	TX	120	08/31/2017	$22.4
14	TownePlace Suites	Austin	TX	122	01/18/2018	$19.8
15	Home2 Suites	Summerville	SC	93	02/21/2018	$16.3
	Total Portfolio | June 30, 2021			1,908		$288.1

1 |Represents the purchase statistics from the purchase of this hotel by the originally 80% owned unconsolidated joint venture.  The Company purchased the remaining 20% interest in the joint venture from our joint venture partner on February 14, 2020 for $7.3 million.

55 Dispositions | For Period January 1, 2015 - June 30, 2021
	Hotel Name	City	State	Rooms	Disposition Date	Gross Proceeds (in millions)
1	Super 8	West Plains	MO	49	01/15/2015	$1.5
2	Super 8	Green Bay	WI	83	01/29/2015	$2.2
3	Super 8	Columbus	GA	74	03/16/2015	$0.9
4	Sleep Inn & Suites	Omaha	NE	90	03/19/2015	$2.9
5	Savannah Suites	Chamblee	GA	120	04/01/2015	$4.4
6	Savannah Suites	Augusta	GA	172	04/01/2015	$3.4
7	Super 8	Batesville	AR	49	04/30/2015	$1.5
8	Days Inn	Ashland	KY	63	07/01/2015	$2.2
9	Comfort Inn	Alexandria	VA	150	07/13/2015	$12.0
10	Days Inn	Alexandria	VA	200	07/13/2015	$6.5
11	Super 8	Manhattan	KS	85	08/28/2015	$3.2
12	Quality Inn	Sheboygan	WI	59	10/06/2015	$2.3
13	Super 8	Hays	KS	76	10/14/2015	$1.9
14	Days Inn	Glasgow	KY	58	10/16/2015	$1.8
15	Super 8	Tomah	WI	65	10/21/2015	$1.4
16	Rodeway Inn	Fayetteville	NC	120	11/03/2015	$2.6
17	Savannah Suites	Savannah	GA	160	12/22/2015	$4.0
	Total 2015			1,673		$54.7
18	Super 8	Kirksville	MO	61	01/04/2016	$1.5
19	Super 8	Lincoln	NE	133	01/07/2016	$2.8
20	Savannah Suites	Greenville	SC	170	01/08/2016	$2.7
21	Super 8	Portage	WI	61	03/30/2016	$2.4
22	Super 8	O'Neill	NE	72	04/25/2016	$1.7
23	Quality Inn	Culpeper	VA	49	05/10/2016	$2.2
24	Super 8	Storm Lake	IA	59	05/19/2016	$2.8
25	Clarion Inn	Cleveland	TN	59	05/24/2016	$2.2
26	Super 8	Coralville	IA	84	05/26/2016	$3.4
27	Super 8	Keokuk	IA	61	05/27/2016	$2.2
28	Comfort Inn	Chambersburg	PA	63	06/06/2016	$2.1
29	Super 8	Pittsburg	KS	64	08/08/2016	$1.6

30	Super 8	Mount Pleasant	IA	54	09/09/2016	$1.9
31	Quality Inn	Danville	KY	63	09/19/2016	$2.3
32	Super 8	Menomonie	WI	81	09/26/2016	$3.0
33	Comfort Inn	Glasgow	KY	60	10/14/2016	$2.4
34	Days Inn	Sioux Falls	SD	86	11/04/2016	$2.1
35	Comfort Inn	Shelby	NC	76	11/07/2016	$4.1
36	Comfort Inn	Rocky Mount	VA	61	11/17/2016	$2.2
37	Days Inn	Farmville	VA	59	11/17/2016	$2.4
38	Comfort Suites	Marion	IN	62	11/18/2016	$3.0
39	Comfort Inn	Farmville	VA	50	11/30/2016	$2.6
40	Quality Inn	Princeton	WV	50	12/05/2016	$2.1
41	Super 8	Burlington	IA	62	12/21/2016	$2.8
42	Savannah Suites	Atlanta	GA	164	12/22/2016	$2.9
	Total 2016			1,864		$61.4
43	Comfort Inn	New Castle	PA	79	03/27/2017	$2.5
44	Super 8	Billings	MT	106	03/28/2017	$4.2
45	Comfort Inn	Harlan	KY	61	04/03/2017	$1.9
46	Comfort Suites	Lafayette	IN	62	04/18/2017	$3.9
47	Key West Inn	Key Largo	FL	40	05/17/2017	$7.6
48	Quality Inn	Morgantown	WV	81	08/30/2017	$2.6
49	Days Inn	Bossier City	LA	176	09/13/2017	$1.4
50	Comfort Inn & Suites	Warsaw	IN	71	12/20/2017	$5.0
	Total 2017			676		$29.1
51	Supertel Inn/Conference Center	Creston	IA	41	01/25/2018	$2.1
52	Comfort Suites	South Bend	IN	135	03/15/2018	$6.1
53	Comfort Suites	Ft. Wayne	IN	127	05/30/2018	$7.1
54	Super 8	Creston	IA	121	08/30/2018	$5.1
	Total 2018			424		$20.4
55	Quality Inn	Solomons	MD	59	03/22/2019	$4.3
	Total 2019			59		$4.3

	Total Dispositions			4,696		$169.9

Acquisitions | For Period January 1, 2015 – June 30, 2021
	Hotel Name	City	State	Rooms	Acquisition Date	Purchase Price (in millions)
1	SpringHill Suites	San Antonio	TX	116	10/01/2015	$17.5
2	Courtyard by Marriott	Jacksonville	FL	120	10/02/2015	$14.0
3	Hotel Indigo	College Park	GA	142	10/02/2015	$11.0
4	Aloft[1]	Atlanta	GA	254	08/22/2016	$43.6
5	Aloft	Leawood	KS	156	12/14/2016	$22.5
6	Home2 Suites	Lexington	KY	103	03/24/2017	$16.5
7	Home2 Suites	Round Rock	TX	91	03/24/2017	$16.8
8	Home2 Suites	Tallahassee	FL	132	03/24/2017	$21.5
9	Home2 Suites	Southaven	MS	105	04/14/2017	$19.0
10	Hampton Inn & Suites	Lake Mary	FL	130	06/19/2017	$19.3
11	Fairfield Inn & Suites	El Paso	TX	124	08/31/2017	$16.4
12	Residence Inn	Austin	TX	120	08/31/2017	$22.4
13	TownePlace Suites	Austin	TX	122	01/18/2018	$19.8
14	Home2 Suites	Summerville	SC	93	02/21/2018	$16.3
	Total Acquisitions			1,808		$276.6

1 | Represents the purchase statistics from the purchase of this hotel by the originally 80% owned unconsolidated joint venture.  The Company purchased the remaining 20% interest in the joint venture from our joint venture partner on February 14, 2020 for $7.3 million.